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                                                                    EXHIBIT 10.3


                    [OFFICE OF THRIFT SUPERVISION LETTERHEAD]



VIA FIRST CLASS MAIL AND
FACSIMILE 703.391.1506


                                                                    May 22, 2009


OTS Docket No. 08491


Board of Directors
c/o Carroll Amos, President and CEO
Greater Atlantic Bank
10700 Parkridge Boulevard, Ste. P50
Reston, Virginia 20191

Re:      Prompt Corrective Action Directive Modification


Dear Board Members:

         The Board of Directors (Board) of Greater Atlantic Bank, Reston, Virginia, OTS No. 08491 (Greater Atlantic or Bank) entered into a Prompt Corrective Directive with the Office of Thrift Supervision (OTS) effective today, May 22, 2009, OTS Order No. SE-09-028 (Directive). Section 1.1 of the Directive requires Greater Atlantic to be recapitalized by merger, acquisition, or sale within ten (10) days. Section 1.1 further requires the Bank to enter into a binding merger or acquisition agreement within five (5) days. Section 1.2 of the Directive requires Greater Atlantic to achieve and maintain specified capital levels within ten (10) days.

         I am writing today to notify the Board that effective immediately, pursuant to Section 3.5.B of the Directive, the Directive is hereby modified to extend the Section 1.1 five (5) day time frame for obtaining a binding merger or acquisition agreement to Monday, June 15, 2009. The Directive is further modified to extend the ten (10) day recapitalization deadlines in Sections 1.1 and 1.2 to Friday, July 31, 2009.



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Board of Directors
Greater Atlantic B, Reston, VA, OTS No. 08491
May 22, 2009
Page 2


         If you have questions regarding this letter or these modifications, please contact Regional Counsel Karen Bruton at 404.888.8565, Assistant Regional Director Robert A. Mitchell at 404.888.8478, Review Examiner Wendell C. Walker at 404.888.5312.


                                             Sincerely,

                                             /s/ Arthur W. Goodhand

                                             Arthur W. Goodhand
                                             Acting Regional Director



cc:   Mark S. Schmidt, Regional Director
      Federal Deposit Insurance Corporation
      10 Tenth Street, NE, Suite 800
      Atlanta, Georgia 30309-3906

      George W. Murphy, Esq.
      Kilpatrick Stockton LLP
      Via Facsimile 202.204.5617





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Board of Directors
Greater Atlantic B, Reston, VA, OTS No. 08491
May 22, 2009
Page 3


GREATER ATLANTIC BANK
RESTON, VIRGINIA
OTS NO. 08491

05.22.09 PCA DIRECTIVE MODIFICATION LETTER


bcc:     General File #08491
         Permanent File #08491
         A. Goodhand
         R. Mitchell
         W. Walker
         K. Bruton/Legal Department Institution File C. Gilliam-Myree/Copy to PCA Originals File

OTS Washington
--------------

ecc: Lori Quigley, Managing Director Examinations and Supervision Operations Aaron Kahn, Senior Counsel Business Transactions
         W. Walker
         Enforcement Orders

OTS Atlanta
-----------

         C. Gilliam-Myree/SCANNED AND UPLOADED TO ECEF